SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA ETF TRUST (the Registrant)

Core Short-Term Bond ETF

Core Intermediate-Term Bond ETF

MSCI USA Value Momentum Blend Index ETF

MSCI USA Small Cap Value Momentum Blend Index ETF

MSCI International Value Momentum Blend Index ETF

MSCI Emerging Markets Value Momentum Blend Index ETF

In connection with the Registrant’s Form N-CSR (Reports) for the funds listed above for the period ended August 31, 2018, as filed with Securities and Exchange Commission, the undersigned hereby certifies, that, to the best of my knowledge:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: 10/25/2018	/S/ DANIEL S. MCNAMARA
Daniel S. McNamara
President and Principal Executive Officer

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	USAA ETF TRUST (the Registrant)

Core Short-Term Bond ETF

Core Intermediate-Term Bond ETF

MSCI USA Value Momentum Blend Index ETF

MSCI USA Small Cap Value Momentum Blend Index ETF

MSCI International Value Momentum Blend Index ETF

MSCI Emerging Markets Value Momentum Blend Index ETF

In connection with the Registrant’s Form N-CSR (Reports) for the funds listed above for the period ended August 31, 2018, as filed with the Securities and Exchange Commission, the undersigned hereby certifies, that, to the best of my knowlege:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: 10/25/2018	/S/ JAMES K. DE VRIES
James K. De Vries
Treasurer